UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010

MISCOR Group, Ltd.
(Exact name of registrant as specified in its charter)

Indiana	333-129354	20-0995245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Nave Road, S.E., Massillon, Ohio		44646
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 830-3500

1125 South Walnut Street, South Bend, Indiana 46619
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

At the MISCOR Group, Ltd. (the “Company”) 2010 Annual Meeting of Shareholders (“Meeting”), held on May 13, 2010, shareholders voted on the matters described below, with the final voting results as specified below.

1.	The nominee for election to the Board of Directors was elected for a three-year term, based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
William J. Schmuhl, Jr.	3,007,155	4,851,377	0

2.
The Board of Director’s proposal to ratify the appointment of BDO Seidman LLP as the Company’s Independent Registered Public Accounting Firm for the year ending December 31, 2010 was approved based on the following votes:

Votes for	7,841,406
Votes against	5,086
Abstentions	12,040
Broker non-votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2010	MISCOR Group, Ltd.

	By:	/s/ Michael P. Moore
	Name:	Michael P. Moore
	Title:	President and Chief Executive Officer